                                                                    EXHIBIT 10.4


                                    LEASE SUMMARY


TITLE OF LEASE:     Building Lease Agreement

DATE OF LEASE:      April 26, 1995, Amended, August 28, 1996

LESSOR:             Beijing Chao Yi Trade and Development Company

LESSEE:             Beijing Brighton Staq Electronic System Co. Ltd.

PROPERTY OR SUITE LEASED:     15A Guang Hua Road, Ritan Office Building, Room
                              888, Chao Yang District, Beijing, China

TERM:          May 15, 1995 - April 30, 1999

TERMINATION RIGHTS: 3 months written notice by either party

RENEWAL OPTIONS:    3 months notice prior to the end of lease

RENT:     Paid every six months at the following rates:

          May 1, 1997 - October 30, 1997          U.S. $62,024.13
          November 1, 1997 - April 30, 1998       U.S. $62,024.13
          May 1, 1998 - October 30, 1998          U.S. $64,628.78
          November 1, 1998 - April 30, 1999       U.S. $64,628.78

ASSIGNMENT:    Not permitted

GOVERNING JURISDICTION:  China